                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated January 26, 2001 included in NetManage, Inc.'s Form 10-K for the year ended December 31, 2000.

                                                         /s/ Arthur Andersen LLP

San Jose, California
June 26, 2001



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